UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—September 10, 2009

ALLIED NEVADA GOLD CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9600 Prototype Court, Reno, Nevada 89521

(Address of principal executive offices)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On September 10, 2009, Allied Nevada Gold Corp. issued a news release entitled “Allied Nevada Announces Development Studies at Hycroft and Provides Corporate Update.” A copy of the news release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	News release of Allied Nevada Gold Corp. dated September 10, 2009 entitled “Allied Nevada Announces Development Studies at Hycroft and Provides Corporate Update.”

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 10, 2009	Allied Nevada Gold Corp.

	By:	/s/ Hal D. Kirby
Hal D. Kirby
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	News release of Allied Nevada Gold Corp. dated September 10, 2009 entitled “Allied Nevada Announces Development Studies at Hycroft and Provides Corporate Update.”